TRUST AGREEMENT

Dated as of __________, 2000

between

NOVA PHARMACEUTICAL, INC.

and

FARMERS AND MERCHANTS BANK of LONG BEACH

Establishing the formers

Creditor Protection Trust

Effective as of        , 2000

TABLE OF CONTENTS


ARTICLE I

Creation of Trust

Section 1.1.  Establishment of Trust               1
Section 1.2.  Purpose                              1
Section 1.3.  Accounts                             1


ARTICLE II

General Duties of the Parties

Section 2.1.  General Duties of Company            2
Section 2.2.  General Duties of Trustee            2


ARTICLE III

Investment, Administration and
Disbursement of Trust Fund

Section 3.1.  Investment Powers of Trustee         3
Section 3.2.  Valuation of Trust Fund              3
Section 3.3.  Administrative Powers of Trustee     4
Section 3.4.  Dealings with Trustee                5
Section 3.5.  Distributions from Trust Fund        5
Section 3.6  Payments by the Company..             5
Section 3.7.  Insolvency or Bankruptcy             6


ARTICLE IV

Settlement of Accounts,
 Enforcement of Trust and Legal Proceedings

Section 4.1.  Settlement of Accounts of Trustee    6
Section 4.2.  Determination of Interests
              in the Trust Fund, Enforcement of
Trust and Legal Proceedings                        7


ARTICLE V

Taxes, Expenses and Compensation
 of Trustee

Section 5.1.  Taxes                                7
Section 5.2.  Expenses and Compensation            8


ARTICLE VI

For Protection of Trustee

Section 6.1.  Evidence of Action by Company         8
Section 6.2.  Advice of Counsel                     8
Section 6.3.  Fiduciary Responsibility              8
Section 6.4.  No Duty to Advance Funds
   or to Administer the Plans                       9
Section 6.5.  Indemnification                       9

ARTICLE VII

Resignation and Removal of Trustee

Section 7.1.  Resignation of Trustee                9
Section 7.2.  Removal of Trustee                    9
Section 7.3.  Appointment of Successor Trustee      9
Section 7.4.  Transfer of Fund to Successor        10

ARTICLE VIII

Duration and Termination
of Trust and Amendment

Section 8.1.  Duration and Termination            10
Section 8.2.  Distribution upon Termination       10
Section 8.3.  Amendment                           10

ARTICLE IX

Indemnification


Section 9.1.  Indemnification                       11

ARTICLE X

Miscellaneous

Section 10.1.  Laws of California to Govern         11
Section 10.2.  Company's Liability
   Not Limited to Trust Assets                      11
Section 10.3. Rights of Beneficiaries               11
Section 10.4. Titles and Headings Not to Control    12
Section 10.5. Interpretation of the Trust Agreement 12

THIS AGREEMENT dated as of _________, 2000 by and between Nova Pharmaceutical, Inc., a Delaware corporation (the "Company"), and Farmers and Merchants Bank of Long Beach, a corporation having trust powers under the laws of the state of California (the "Trustee

W I T N E S S E T H:
WHEREAS, the Company desires to establish an irrevocable trust, subject to the claims of its creditors, designed to qualify as a "grantor trust" for federal income tax purposes, to be known as the Nova Pharmaceutical, Inc. Creditor Protection Trust (the "Trust"), and the Trustee is willing to serve as trustee thereof;
NOW, THEREFORE, the Company hereby establishes a trust with the Trustee, and the Trustee hereby agrees to accept its appointment as trustee thereof, subject to the following terms and conditions:

Creation of Trust

Section I.1. Establishment of Trust. The Company hereby establishes with the Trustee and the Trustee hereby accepts an irrevocable trust initially consisting of cash in the amount of one dollar (the "Initial Contribution").
Section I.2. Purpose. The purpose of the Trust is to assist the Company in meeting its obligations under those certain structured repayment agreements listed on Appendix A hereto ("Agreements") and to pay those trade obligations listed on Appendix B hereto. Notwithstanding the foregoing, the Company may elect to include under the Trust obligations payable under any other structured payment agreement, contract, plan, agreement or trade payable (which, together with the agreements and obligations listed on Appendix A and B shall hereafter be collectively referred to as the "Obligations").
Section I.3. Accounts. The assets of the Trust shall be maintained in one general account ("General Account") for the benefit of all creditors who are parties to or beneficiaries under any Agreement or are creditors listed currently or in the future on Addendum B ("Creditors"). All of the earnings or proceeds of any assets of the Trust shall be maintained in the General Account for the purposes of the Trust and payment of expenses of the Trustee and its fees. The Trustee shall maintain records for the General Account.
General Duties of the Parties

Section 2.1. General Duties of Company. The Company shall provide the Trustee with a copy of each Agreement and with copies of all amendments thereto or addition Agreements for which payments are to be made from
the Trust.   In addition, The Company shall from time to time certify
to the Trustee the names and specimen signatures of the persons appointed by the Board of Directors of the Company to act on behalf of the Company in connection with the Trust. The Company shall, upon request of the Trustee, furnish the Trustee with such reasonable information as is necessary or appropriate for the Trustee to carry out its responsibilities under this Agreement, and the Trustee shall be entitled to rely on the information received from the Company. The Company shall furnish the Trustee with such information as the Trustee shall reasonably request to carry out the intent and purposes of the Trust, and the Trustee shall be entitled to rely on the information received from the Company.
In addition to the Initial Contribution, the Company shall make such other contributions as shall from time to time be authorized by due corporate action. Any such payments made by the Company may be in cash, Common Stock issued by the Company, ("Nova Stock") or by letter of credit as the Company may determine. The Company shall keep accurate books and records with respect to the obligation owed to each Creditor and shall provide copies of such books and records to the Trustee at any time as the Trustee shall request.
Section 2.2. General Duties of Trustee. The Trustee shall hold all payments and property received by it hereunder, together with the income and gains therefrom and additions thereto (the "Trust Fund"). Unless otherwise directed by the Company, the Trustee shall invest any cash at its discretion in any marketable short and medium term fixed income securities, United States Treasury Bills, other short and medium term government obligations, commercial paper or money market instru-ments ("Short-Term Investments"), or may maintain cash balances consistent with the liquidity needs of the Trust as determined by the Trustee. The Trustee shall manage, invest and reinvest the Trust Fund, collect the income thereon, and make distributions therefrom, all as hereinafter provided. The Trustee shall be responsible only for the property actually received by it hereunder and not for any amount which the Company is required to contribute to the Trust Fund hereunder. The Trustee shall have no duty or authority to compute any amount to be contributed to the Trust Fund or to bring any action or proceeding to enforce the collection of any contribution required to be made to the Trust Fund. The rights, duties and obligations of the Trustee hereunder shall be solely as set forth herein, without regard to the terms of any of the Agreements or any other document which is not part of this Agreement.

Investment, Administration and
  Disbursement of Trust Fund

Section 3.1. Investment Powers of Trustee. Subject to the provisions of Sections 2.2, and 8.2 hereof, the Trustee shall have, with respect to the Trust Fund, the power:

(a) To invest and reinvest the Trust Fund as a single fund or, to the extent directed by the Company. Except as otherwise directed by the Company in writing, the Trustee shall invest the Trust Fund, without distinction between principal and income, in Short-Term Investments; provided, that, the Trustee shall hold (i) any securities of the Company or other property contributed to the Trust until it determines in its sole discretion to sell such securities and (ii) any letter of credit contributed to the Trust until replaced or drawn upon. The Trustee shall have the authority in its sole discretion to determine the quantity and timing of its disposition of the Nova Stock, although it is anticipated that it will be sold as the Trustee determines necessary or appropriate to meet the liquidity needs of the Trust over the term of the Trust and as the market for Nova Stock permits;
(b) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan or oppose any such plan or any action thereunder, or any contract, mortgage, purchase, sale or other action by any person or corporation;
(c) To deposit any property with any protective, reorganization or similar committee, to delegate discretionary power to any such committee and to pay and agree to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited;
(d) To exercise all conversion and subscription rights pertaining to any property;
 (e) To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which it is authorized to acquire under this Agreement and to exercise with respect thereto any or all of the powers set forth in this Agreement;
(f) To borrow against the cash surrender value of any insurance contract for the purpose of paying the premiums on such contract; and
(g) Generally to do all acts, whether or not expressly authorized, not inconsistent with the terms of this Agreement which the Trustee may deem necessary or desirable for the investment of the Trust Fund.
Section 3.2. Valuation of Trust Fund. As soon as practicable after the last bank business day of each calendar quarter and as of such other dates as may be specified by the Company or as determined by the Trustee, the Trustee shall report to the Company the assets held in the Trust Fund as of such day and shall determine and include in such report the fair market value as of such day of each such asset. In determining such fair market values, the Trustee shall use such market quotations and other information as are available to it and as may in its discretion be appropriate. The report of any such valuation shall not constitute a representation by the Trustee that the amounts reported as fair market values would actually be realized upon the liquidation of the Trust Fund. The Trustee shall not be accountable to the Company or to any other person on the basis of any such valuation, but its accountability shall be in accordance with the provisions of
Article VI hereof.

Section 3.3. Administrative Powers of Trustee. The Trustee shall have the power in its discretion:
(a)  Except as otherwise provided pursuant to the terms of
this Agreement, to exercise all voting rights with respect
to the shares of stock, including Nova Stock, held in the
Trust Fund and to grant proxies, discretionary or
otherwise;
(b) To cause any shares of stock to be registered and held in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, without increase or decrease of liability;
(c) To collect and receive any and all money and other property due to the Trust Fund and to give full discharge therefor;
(d) To settle, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings whenever, in its judgment, any interest of the Trust requires it; and to represent the Trust in all suits or legal proceedings in any court of law or equity or before any other body or tribunal, insofar as such suits or proceedings relate to any property forming part of the Trust Fund or to the
administration of the Trust Fund; and
(e) To hold uninvested for not more than four business days, without liability for interest thereon, any moneys received by it until the same shall be invested or disbursed;
(f) To determine how all receipts and disbursements shall be credited, charged or apportioned as between income and principal, and the decision of the Trustee shall be final and not subject to question by any beneficiary of the Trust;
(g) To hold property of the Trust in its own name or in the name of a nominee or nominees, without disclosure of the Trust, or in bearer form so that it will pass by delivery, but no such holding shall relieve the Trustee of its responsibility for the safe custody and disposition of the Trust in accordance with the provisions of this Agreement. The Trustee's books and records shall at all times show that such property is part of the Trust and the Trustee shall be absolutely liable for any loss occasioned by the acts of its nominee or nominees with respect to securities registered in the name of the nominee or nominees;
(h) To employ in the management of the Trust suitable agents, without liability, subject to subparagraph (g) above, for any loss occasioned by any such agents selected by the Trustee with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an
enterprise of a like character and with like aims;
 (i) To make, execute and deliver, as Trustee, any deeds, conveyances, leases, mortgages, contracts, waivers or other instruments in writing that the Trustee may deem necessary or desirable in the exercise of its powers under this Agreement; and
 (j) Generally to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust Fund.
Section 3.4. Dealings with Trustee. Persons dealing with the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.
Section 3.5. Distributions from Trust Fund. The Trustee shall make distributions from the Trust Fund at such time or times and to such person or persons, including the Trustee as provided under Section
5.2, (i) as the Company shall direct (whether expressly as to any Creditor or pursuant to a payment schedule delivered to the Trustee by the Company) or (ii) as is expressly provided elsewhere in this Agreement. The Trustee shall be entitled (i) to assume that any condition with respect to payment of any benefit shall have been satisfied by the intended recipient thereof or (ii) to rely on the written statement of an intended recipient that all conditions or events required to be satisfied or to have occurred prior to commencement of payment have been satisfied or have occurred. The Trustee shall also make distributions in accordance with any order of a court of competent jurisdiction issued in conjunction with a successful challenge by a person having an interest in the Trust Fund made in accordance with the applicable provisions of any Plan.
Section 3.6.   Payments by the Company.   The Company reserves the
right to pay any Obligation directly to a Creditor rather than have all or part of an Obligation paid by the Trustee. The Trustee shall notify the Company at any time that the Trust Fund is not capable of meeting any Obligation and the Company shall make a determination in its sole discretion whether to discharge the Obligation by direct payment to the Creditor, contribute more assets to the Trust in order to facilitate the Trust discharging such Obligation, or direct the Trustee to defer payment until the Trust's liquidity is restored and payment can be made by the Trustee from the Trust Fund. In the event of direct payment by the Company of any Obligation, the Company shall advise the Trustee in writing of any adjustments to be made in the balances or timing of any Obligations listed on Appendix A or B.
Section 3.7. Insolvency or Bankruptcy. The assets of the Trust shall be subject to the claims of the Company's creditors only in the event that the Company is a debtor in proceedings under the U.S. Bankruptcy Code ("Bankruptcy") or is unable to pay its debts as they become due ("Insolvency"). The chief executive officer or other person serving as the principal executive officer of the Company (the "Chief
Executive Officer") of the Company and the chief financial officer or other person serving as the principal financial officer of the Company (the "Chief Financial Officer") shall be obligated to notify the Trustee promptly upon the occurrence of the Insolvency or Bankruptcy of the Company, and, upon receipt of such notice, the Trustee shall thereupon immediately suspend all payments hereunder for the duration of such Insolvency or Bankruptcy. If the Trustee receives written allegations of the Company's Insolvency, it shall suspend payments hereunder immediately and shall demand that the Company's Board of Directors, Chief Executive Officer or the Chief Financial Officer certify whether the Company is Insolvent. The Trustee may accept a certified resolution of the Board of Directors or a certificate of the Chief Executive Officer or the Chief Financial Officer of the Company attesting that the Company is not in a state of Insolvency as determinative of the solvency of the Company and, if such resolution or certificate is delivered, may recommence making payments hereunder. Until such a resolution or certificate is delivered, the Trustee shall continue to suspend payments. While payments from the Trust Fund are suspended under this Section 3.6, whether due to notice from the Company or pending certification of the Company's solvency, the Trustee shall hold the Trust Fund as set forth in this Agreement, unless and until otherwise specifically directed by a court having jurisdiction over the Trust Fund.
ARTICLE IV
Settlement of Accounts,
Enforcement of Trust and Legal Proceedings

Section 4.1. Settlement of Accounts of Trustee. The Trustee shall keep full accounts of all investments, receipts and disbursements and other transactions hereunder. Its financial statements, books and records with respect to the Trust Fund shall be open to inspection by the Company or its representatives upon reasonable notice at all reasonable times during business hours of the Trustee.
The Trustee shall render to the Company monthly statements of its receipts and disbursements as Trustee hereunder. Within 30 days after the close of each year or any termination of the duties of the Trustee, the Trustee shall prepare, sign and mail in duplicate to the Company an account of its acts and transactions as Trustee hereunder. If the Company finds the annual account to be correct, the Company shall sign the instrument of settlement annexed to one counterpart of the account and return such counterpart to the Trustee, whereupon the account shall become an account stated as between the Trustee and the Company. If within ninety (90) days after receipt of the account or any amended account the Company has not signed and returned a counterpart to the Trustee, nor filed with the Trustee notice of any objection to any act or transaction of the Trustee, the account or amended account shall become an account stated as between the Trustee and the Company. If any objection has been filed, and if the Company is satisfied that it should be withdrawn or if the account is adjusted to its satisfaction, the Company shall in writing filed with the Trustee signify its approval of the account, and it shall become an account stated as between the Trustee and the Company.
When an account becomes an account stated, such account shall be finally settled, and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company, and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.
The Trustee or the Company shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as hereinabove provided. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join other parties as it deems appropriate), and any judgment or decree entered therein shall be conclusive.
Section 4.2. Determination of Interests in the Trust Fund, Enforcement of Trust and Legal Proceedings. The interests of each person in the Trust Fund shall be determined in accordance with the terms of the Agreement between each such person and the Company. The Trustee shall have no duty to question any direction given to the Trustee by the Board or any committee thereof or by the authorized representative of the Company, including any direction advising the Trustee as to the interests of any person under any Agreement or Obligation. The Company shall have authority to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund, provided that a written request is received by the Company from a Creditor to enforce this Agreement and the Company declines to enforce this Agreement, the Creditor who made such request may enforce this Agreement individually or as part of a class, in which case the Company shall be obligated to reimburse such beneficiary for all expenses incurred in pursuing such action. Except as otherwise provided in this Section 4.2, in any action or proceeding affecting the Trust Fund the only necessary parties shall be the Company and the Trustee, and no other person shall be entitled to any notice or process.

Taxes, Expenses and Compensation
           of Trustee

Section 5.1. Taxes. Any taxes on the Trust Fund or the income thereof or which the Trustee is required to pay shall be paid by the Company.
Section 5.2. Expenses and Compensation. The Trustee shall be paid such compensation for its services as Trustee as shall be agreed on between the Company and Trustee (the "Fees") from the Trust, and pay the Trustee's expenses of management and administration of the Trust, including, but not limited to, compensation of counsel, record-keeping expenses, investment management fees, computer time charges, data retrieval and input costs, and charges for time expended by personnel of the Trustee in fulfilling the Trustee's duties. The payment of such compensation and expenses shall have priority over payments to be made under this Agreement to beneficiaries of the Trust. If the Trust is unable to pay such fees and expenses, the Company, upon receipt of notice from the Trustee, shall promptly pay any such compensation and expenses directly to the Trustee.

ARTICLE VI
For Protection of Trustee

Section 6.1. Evidence of Action by Company. Pursuant to Section 2.1 the Company shall certify to the Trustee the name or names of any persons or persons authorized to act for the Company. Until the Company notifies the Trustee that any such person is no longer authorized to act for it, the Trustee may continue to rely on the authority of such person.
The Trustee may rely upon any certificate, notice or direction purporting to have been signed on behalf of the Company which the Trustee believes to have been signed by any person or persons authorized to act for the Company.
Communications to the Trustee shall be sent to the Trustee's principal office or to such other address as the Trustee may specify. No communication shall be binding upon the Trust Fund or the Trustee until it is received by the Trustee.

Communications to the Company shall be sent to the Company's principal office or to such other address as the Company may specify.
Section 6.2. Advice of Counsel. The Trustee may consult with any legal counsel, including counsel to the Company, with respect to the construction of this Agreement, its duties hereunder, or any act which it proposes to take or omit, and shall not be liable for any action taken or omitted in good faith pursuant to such advice.
Section 6.3. Fiduciary Responsibility. The Trustee shall carry out its duties hereunder solely in the best interests of the Creditors and their beneficiaries, and shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.
The Trustee shall not be liable for any act or failure to act under this Agreement, if any such action were taken or omitted, as the case may be, in good faith or in accordance with the express provisions of this Agreement.
The Trustee's duties and obligations shall be limited to those expressly imposed upon it by this Agreement.
The Company at any time may employ as agent (to perform any act, keep any records or accounts, or make any computations required of the Company by this Agreement or the Plan) the corporation serving as Trustee hereunder. Nothing done by said corporation as such agent shall affect its responsibility or liability as Trustee hereunder.
Section 6.4. No Duty to Advance Funds or to Administer the Agreements. The Trustee shall have no obligation to advance its own funds for the purposes of fulfilling its responsibilities under this Agreement, and its obligation to incur expenses shall at all times be limited to amounts in the Trust available to be applied toward such expenses. The Trustee shall not be responsible in any respect for administering the Agreements.
Section 6.5. Indemnification. The Company agrees to indemnify the Trustee for, and hold it harmless against, and defend it against any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees) of whatsoever kind and nature which may be imposed on, incurred by or asserted against it at any time by reason of (i) accepting any property contributed to the Trust in the Company's discretion or retaining such property as an investment for the Trust Fund at the Company's direction, or (ii) carrying out in good faith the responsibilities delegated to it under this Agreement, or by reason of any act or failure to act under this Agreement, if any such action were taken or omitted, as the case may be, in good faith or in accordance with the express provisions of this Agreement; provided that, with respect to subclause (ii), the Trustee shall not be indemnified against any liability or expense for any action or inaction taken or omitted by the Trustee which, under the circumstances, the Trustee knows or has reason to know constitutes a violation of the law or a breach of its fiduciary duties.

ARTICLE VII
Resignation and Removal of Trustee

Section 7.1. Resignation of Trustee. The Trustee may resign upon 90 days' written notice to the Company.
Section 7.2. Removal of Trustee. The Company, by action of its Board of Directors, may remove the Trustee upon 90 days' valid written notice to the Trustee, or upon shorter notice if acceptable to the Trustee.
In the event the Trustee resigns or is removed, the Trustee shall have a right to have its accounts settled as provided in Section 4.1 hereof.
Section 7.3. Appointment of Successor Trustee. The appointment of a successor to the Trustee shall take effect upon delivery to the Trustee of (a) a duly executed instrument in writing appointing such successor, and (b)an acceptance in writing, executed by such successor, both acknowledged in the same form as this Agreement.

All of the provisions set forth herein with respect to the Trustee shall relate to each successor with the same force and effect as if such successor had been originally named as a Trustee hereunder.
If a successor is not appointed within 60 days after the Trustee gives notice of its resignation pursuant to Section 7.1, the Trustee may apply to any court of competent jurisdiction for appointment of a successor.
Section 7.4. Transfer of Fund to Successor. Upon the resignation or removal of the Trustee and appointment of a successor and after the final account of the Trustee has been settled as provided in Article IV, the Trustee shall transfer and deliver the Trust Fund to such successor.

ARTICLE VIII
Duration and Termination
 of Trust and Amendment

Section 8.1. Duration and Termination. The Trust shall terminate upon the earliest of (a)full payment of all Obligations, (b)the expiration of three years from the date this Trust is established, or
(c) a change in applicable law occurs which requires it to be amended in a way that would substantially frustrate its purpose.
Section 8.2. Distribution upon Termination. Upon termination of this Trust, the Trustee shall liquidate the Trust Fund and, after its final account has been settled as provided in Article IV, shall distribute the net balance thereof to the person or persons having an interest therein. The Trustee shall make such distribution as the Company shall direct (whether expressly as to any Creditor or pursuant to an Agreement or payment schedule delivered to the Trustee by the Company). Distributions pursuant to this Section 8.2 shall be made in cash. Any assets of the Trust remaining after all such payments have been made shall continue to be held in the Trust pending the Company's providing a supplemental Addendum A or B naming additional Creditors. When all liabilities of the Trust to all Creditors and all the Trustee's Fees and expenses have been fully satisfied and all funds distributed, the Trustee shall be relieved from all further liability. The powers of the Trustee hereunder shall continue so long as any assets of the Trust Fund remain in its hands.
Section 8.3. Amendment. By a duly executed, written instrument delivered to the Trustee and acknowledged in the same form as this Agreement, the Company shall have the right at any time and from time to time to amend this Agreement in whole or in part, except that (i) the duties and responsibilities of the Trustee shall not be increased without the Trustee's written consent, and (ii) no amendment hereto shall be made which provides for the return of the Trust Funds to the Company or provides for the Company to have control over the disposition of the Nova Stock held in the Trust. Any such amendment shall become effective upon (i)delivery to the Trustee of the written instrument of amendment, together with a certified copy of the resolu-tion of the Board or the committee thereof authorizing such amendment, and (ii)endorsement by the Trustee on such instrument upon receipt thereof, together with any required consent thereto.

ARTICLE IX
Indemnification

Section 9.1. Indemnification. The Company agrees, to the extent permitted by law, to indemnify and hold the Trustee harmless from and against any liability that it may incur in the administration of the Trust, unless arising from the Trustee's own gross negligence or willful breach of its obligations under this Agreement. The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Agreement, except as required by law.

ARTICLE X
Miscellaneous

Section 10.1. Laws of California to Govern This Agreement and the Trust hereby created shall be construed and regulated by the laws of the State of California, except as otherwise provided by federal law.
Section 10.2.  Company's Liability Not Limited to Trust Assets.
Nothing provided in this Agreement shall relieve the Company of its liabilities to pay its Creditors any amounts due under any Agreement or other Obligation except to the extent such liabilities are met by application of Trust assets.
Section 10.3. Rights of Beneficiaries. Neither the Creditors nor any other beneficiary hereunder shall have any right, title or interest in the Trust Fund other than as a general, unsecured creditor of the Company. Neither the Creditors nor any other beneficiary shall be able to alienate, assign, or otherwise encumber any interest such person has under any Agreement and no such interest shall be subject to lien, levy, attachment or other encumbrance. Nothing in this Agreement shall alter, limit or otherwise restrict the Company's obligations under any Agreement or Obligation except to the extent that distributions hereunder satisfy such underlying obligations.
Section 10.4. Titles and Headings Not to Control. The titles to Articles and headings of Sections in this Agreement are placed herein for convenience of reference only and in case of any conflict the text of this Agreement, rather than such titles or headings, shall control.
Section 10.5. Interpretation of the Trust Agreement. This Trust is intended to be (a) classified as a grantor trust as defined in section 671 et seq. of the Code. Accordingly, all provisions of this Agreement shall be interpreted in a manner that satisfies the requirements that must be met in order that the Trust be so classified.
IN WITNESS WHEREOF, Nova Pharmaceutical, Inc. and Farmers and Merchants Bank of Long Beach have caused this Agreement to be executed by their duly authorized officers and their respective seals to be hereunto affixed as of the day and year first above written.

NOVA PHARMACEUTICAL, INC.

By__________________________________
Title:   Vice President and Chief Financial Officer
Attest:
________________________

FARMERS AND MERCHANTS BANK of
LONG BEACH

  By_________________________________
Title:

Attest:
________________________

STATE OF CALIFORNIA        )
                            ss.:
COUNTY OF ________________ )

On this ___st day of _________, 2000, before me came [Robert Eggering], to me known, who, being by me duly sworn, did depose and say that [he resides at ______________________________, California ______] ; and
that [he is Chief Financial Officer] of Nova Pharmaceutical, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that[he signed his name thereto by like order.



____________________________
   Notary Public
STATE OF CALIFORNIA   )
                        ss.:
COUNTY OF LOS ANGELES  )

On this _____ day of July, 1997, before me came, to me known, who, being by me duly sworn, did depose and say that he resides at; and that
he is             of Farmers and Merchants Bank, of Long Beach, the
corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

____________________________
   Notary Public